UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2005

CHANNELL COMMERCIAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-28582	95-2453261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26040 Ynez Road, Temecula, California		92591
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (951) 719-2600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act  (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (7 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 28, 2005, Scott Kiefer notified Channell Commercial Corporation (the “Company”) that he is resigning as Interim Chief Financial Officer of the Company effective in the middle of May 2005 in order to join a New York Stock Exchange-listed company as a division controller.  The Company is in active discussions with a new Chief Financial Officer candidate and expects to make an announcement in the near future.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELL COMMERCIAL CORPORATION

(Registrant)

Date: May 4, 2005

/s/ William H. Channell, Jr

William H. Channell, Jr
President and Chief Executive Officer